Exhibit 1.1


                      DAIMLERCHRYSLER AUTO TRUST 200__-__

                     [____]% ASSET BACKED NOTES, CLASS A-2
                     [____]% ASSET BACKED NOTES, CLASS A-3
                     [____]% ASSET BACKED NOTES, CLASS A-4
                      [____% ASSET BACKED NOTES, CLASS B]

                DAIMLERCHRYSLER FINANCIAL SERVICES AMERICAS LLC


                            UNDERWRITING AGREEMENT
                            ----------------------

                                                             _________, 200__


[Representative Underwriter]
  as Representative of the Several Underwriters
[Address of Representative Underwriter]

Ladies and Gentlemen:

         1. Introductory. DaimlerChrysler Financial Services Americas LLC, a Michigan limited liability company ("DCFS" or the "Seller"), proposes to cause DaimlerChrysler Auto Trust 200__-__ (the "Trust") to issue and sell $[___________] principal amount of its [____]% Asset Backed Notes, Class A-2 (the "Class A-2 Notes"), $[___________] principal amount of its [____]% Asset Backed Notes, Class A-3 (the "Class A-3 Notes")[,][ and] $[___________] principal amount of its [____]% Asset Backed Notes, Class A-4 (the "Class A-4 Notes", and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes")[, and $[___________] principal amount of its [____]% Asset Backed Notes, Class B (the "Class B Notes" and, together with the Class A-2 Notes the Class A-3 Notes and the Class A-4 Notes,] the "Offered Notes"), to the several Underwriters named in Schedule I hereto (collectively, the "Underwriters"), for whom you are acting as representative (the "Representative" or "you"). The Trust also will issue $[___________] principal amount of its [____]% Asset Backed Notes, Class A-1 (the "Class A-1 Notes" and, together with the Offered Notes, the "Notes"), which Class A-1 Notes will be purchased by the Seller on the Closing Date (as defined below). The assets of the Trust will include, among other things, a pool of motor vehicle retail installment sale contracts (the "Receivables") and the related collateral. The Receivables will be sold to the Trust by the Seller. The Receivables will be serviced for the Trust by DCFS (in such capacity, the "Servicer"). The Notes will be issued pursuant to an Indenture to be dated as of ________, 200__ (as amended and supplemented from time to time, the "Indenture"), between the Trust and [__________________], as indenture trustee (the "Indenture Trustee").

         [Simultaneously with the issuance and sale of the Notes as contemplated herein, DaimlerChrysler Retail Receivables LLC, a Michigan limited liability company (the "Company") will acquire the beneficial interest in the Trust, pursuant to the Amended and Restated Trust Agreement to be dated as of ________, 200__ (as amended and supplemented from time to time, the "Trust Agreement"), among the Seller, the Company, and [_________________], as owner trustee (the "Owner Trustee"). Such beneficial interest will be entitled to the residual cash flow on the Receivables that is not required to be applied to payments on the Notes and may be in the form of certificates issued by the Trust.]

         [Simultaneously with the issuance and sale of the Notes as contemplated herein, the Trust will issue approximately $[_________] of its Asset Backed Certificates (the "Certificates"), each representing a fractional undivided ownership interest in the Trust, pursuant to the Amended and Restated Trust Agreement to be dated as of ________, 200__ (as amended and supplemented from time to time, the "Trust Agreement"), among the Seller, DaimlerChrysler Retail Receivables LLC, a Michigan limited liability company (the "Company"), and [_________________], as owner trustee (the "Owner Trustee").]

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Sale and Servicing Agreement to be dated as of ________, 200__ (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), between the Trust and DCFS, as Seller and Servicer, or, if not defined therein, in the Indenture or the Trust Agreement. [Simultaneously with the issuance and sale of the Notes as contemplated herein, the Trust will issue the Certificates referred to in the Trust Agreement (the "Certificates") to the Company.]

         2. Representations and Warranties of the Seller. The Seller represents and warrants to, and agrees with, each Underwriter that:

         (a) The Seller has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 333-127963) on Form S-3, including a related preliminary base prospectus and a preliminary prospectus supplement, for the registration under the Securities Act of 1933, as amended (the "Act"), of the offering and sale of asset backed notes and certificates, including the Offered Notes. The Seller may have filed one or more amendments thereto, each of which amendments has previously been furnished to you. Such registration statement has become effective. The Seller has filed the Preliminary Prospectus (as hereinafter defined) with the Commission. Promptly after execution and delivery of this Agreement, the Seller will prepare and file with the Commission a final base prospectus and a final prospectus supplement relating to the Offered Notes in accordance with the provisions of Rule 430B and Rule 424(b). Any information included in such base prospectus and prospectus supplement that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as "Rule 430B Information". Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference pursuant to the Act at such time and documents otherwise deemed to be a part thereof or included therein by the rules and regulations (the "Rules and Regulations") of the Commission under the Act, is herein called the "Registration Statement"; provided that references to the Effective Date (as hereinafter defined) or other matters relating to the Registration Statement shall be deemed to be references to the Effective Date or such other matters relating to the registration statement included in the Registration Statement. The Registration Statement at the time it originally became effective is herein called the "Original Registration Statement." "Base Prospectus" means the base prospectus included in the Registration Statement, as amended at the time of the filing of the Prospectus. "Preliminary Prospectus" means the base prospectus and the preliminary prospectus supplement used in connection with the offering of the Notes that omitted some of the Rule 430B Information. "Prospectus" means the prospectus supplement to the Base Prospectus that is first filed after the Execution Time pursuant to Rule 424(b), together with the Base Prospectus, as amended at the time of such filing, including the documents incorporated by reference therein pursuant to the Act at the time of execution of this Agreement. "Prospectus Supplement" means the prospectus supplement to the Base Prospectus included in the Prospectus.

         The Seller has included in the Registration Statement, as amended at the Effective Date, all information required by the Act and the rules thereunder to be included in the Prospectus with respect to the Notes and the offering thereof. As filed, the Preliminary Prospectus includes all information with respect to the Offered Notes and the offering thereof required by the Act and the rules thereunder. As filed, the Prospectus shall include all information with respect to the Offered Notes and the offering thereof required by the Act and the rules thereunder and, except to the extent that the Representative on behalf of the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Preliminary Prospectus) as the Seller has advised you, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

         For purposes of this Agreement, "Applicable Time" shall have the meaning referred to in Section 2(c) hereof. "Effective Time" means, with respect to the Registration Statement, the date and time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, or the earlier of the date of filing of a prospectus required under Rule 424 deemed to be part of the Registration Statement or the date and time of the first sale of Notes, and "Effective Date" means the date of the Effective Time. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Rule 158," "Rule 163," "Rule 164," "Rule 405," Rule 415," "Rule 424," "Rule 430B," "Rule 433" and "Regulation S-K" refer to such rules or regulations under the Act. Any reference herein to the Registration Statement, the Base Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, the Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, the Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference or otherwise deemed by the Rules and Regulations to be a part thereof or included therein. For purposes of this Agreement, all references to the Registration Statement, the Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         (b) The Seller meets the requirements for use of Form S-3 under the Act. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x). At the time of filing the Original Registration Statement, at the earliest time thereafter that the Seller or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)), of the Offered Notes and at the date hereof, the Seller was not and is not an "ineligible issuer", as defined in Rule 405 of the Rules and Regulations.

         (c) The Original Registration Statement became effective on November 1, 2005, and any post-effective amendment thereto also has become effective. No stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Seller, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

         Neither the Seller nor any of its affiliates has distributed or otherwise used or will distribute or otherwise use any free writing prospectus (as defined in Rule 405) relating to the Offered Notes.

         At the respective times the Original Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) and at the Closing Time, the Registration Statement complied and will comply in all material respects with the applicable requirements of the Act, the Exchange Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Preliminary Prospectus, at the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and neither the Prospectus nor any amendment or supplement thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Seller does not make any representations or warranties as to the information contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Seller by any Underwriter through you specifically for use in connection with the preparation of the Registration Statement, the Preliminary Prospectus or the Prospectus (or any supplement thereto).

         When filed with the Commission, each Preliminary Prospectus (including the prospectus and prospectus supplement filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the Rules and Regulations, and the Preliminary Prospectus and the Prospectus delivered to the Underwriter for use in connection with the offering of the Offered Notes will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         As used in this subsection and elsewhere in this Agreement, "Applicable Time" means [____] a.m., New York City time, on [____________] or such other time as agreed by the Seller and the Underwriters.

         (d) This Agreement has been duly authorized, executed and delivered by the Seller.

         (e) The Seller's assignment and delivery of the Receivables to the Trust will vest in the Trust all of the Seller's right, title and interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

         (f) The Trust's assignment of the Receivables to the Indenture Trustee pursuant to the Indenture will vest in the Indenture Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

         (g) None of the Seller, the Company or anyone acting on behalf of the Seller or the Company has taken any action that would require qualification of the Trust Agreement under the Trust Indenture Act or require registration of the Seller, the Company or the Trust under the

Investment Company Act of 1940, as amended (the "Investment Company
Act"), nor will the Seller or the Company act, nor has either of them authorized, nor will either of them authorize, any person to act in such a manner.

         3. [Reserved]

         4. Purchase, Sale, and Delivery of the Offered Notes. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to cause the Trust to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust: (i) at a purchase price of [_______]% of the principal amount thereof, the respective principal amount of the Class A-2 Notes set forth opposite the name of such Underwriter in Schedule I hereto, (ii) at a purchase price of [_______]% of the principal amount thereof, the respective principal amount of the Class A-3 Notes set forth opposite the name of such Underwriter in Schedule I hereto[,][ and] (iii) at a purchase price of [_______]% of the principal amount thereof, the respective principal amount of the Class A-4 Notes set forth opposite the name of such Underwriter in Schedule I hereto[ and (iv) at a purchase price of [_______]% of the principal amount thereof, the respective principal amount of the Class B Notes, if any, set forth opposite the name of such Underwriter in Schedule I hereto [(it being understood that only [____________] will purchase Class B Notes)]]. Delivery of and payment for the Offered Notes shall be made at the office of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, on ________, 200__ (the "Closing Date"). Delivery of the Offered Notes shall be made against payment of the purchase price in immediately available funds drawn to the order of the Seller. The Offered Notes to be so delivered will be represented initially by one or more notes registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Offered Notes will be represented by book entries on the records of DTC and participating members thereof. Definitive Notes will be available only under limited circumstances.

         5. Offering by Underwriters. It is understood that, after the Registration Statement becomes effective, the Underwriters propose to offer the Offered Notes for sale to the public (which may include selected dealers), as set forth in the Prospectus.

         6. Covenants of the Seller. The Seller covenants and agrees with each of the Underwriters that:

         (a) The Seller, subject to Section 6(b), will comply with the requirements of Rules 424(b) and 430B and will notify the Underwriters immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Offered Notes for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and (v) the happening of any event during the period referred to in Section 6(d) hereof which, in the judgment of the Seller, makes the Registration Statement or the Prospectus contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Seller will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain as soon as possible the lifting thereof.

         (b) Prior to the termination of the offering of the Offered Notes, the Seller will not file any amendment to the Registration Statement or any amendment, supplement or revision to either the Preliminary Prospectus (including any prospectus included in the Original Registration Statement or amendment thereto at the time it became effective) or to the Prospectus, unless the Seller has furnished you a copy for your review prior to such proposed filing or use, as the case may be, and will not file or use any such document to which you shall reasonably object. Subject to the foregoing sentence, the Seller will effect the filings required under Rule 424(b) in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the Preliminary Prospectus and the Prospectus transmitted for filing under Rule 424(b) were each received for filing by the Commission and, in the event that either was not, it will promptly file the Preliminary Prospectus or the Prospectus, as applicable.

         (c) The Seller has furnished or will deliver to the Underwriters and counsel for the Underwriters, without charge, a signed copy of the Original Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and a signed copy of all consents and certificates of experts, and will also deliver to the Underwriters, without charge, a conformed copy of the Original Registration Statement and of each amendment thereto (without exhibits) for the Underwriters. The copies of the Original Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) The Seller will deliver to the Underwriters, without charge, as many copies of the Preliminary Prospectus and the Prospectus as the Underwriters may reasonably request, and the Seller hereby consents to the use of such copies for purposes permitted by the Act. The Seller will furnish to the Underwriters, without charge, during the period when a prospectus is required to be delivered under the Act or the Exchange Act, such number of copies of the Prospectus as the Underwriters may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) The Seller will comply with the Act and the Rules and Regulations, the Exchange Act and the rules and regulations thereunder and the Trust Indenture Act and the rules and regulations thereunder so as to permit the completion of the distribution of the Offered Notes as contemplated in this Agreement, the Basic Documents, the Registration Statement and the Prospectus. If at any time when a prospectus is required by the Act to be delivered in connection with sales of the Offered Notes, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel to the Seller, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Act or the Rules and Regulations, the Seller will promptly prepare and file with the Commission, subject to the review and approval provisions afforded to the Underwriters described in Section 6(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Preliminary Prospectus or the Prospectus comply with such requirements, the Seller will use its best efforts to have such amendment or new registration statement declared effective as soon as practicable and the Seller will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request. Any such filing shall not operate as a waiver or limitation of any right of the Underwriters hereunder.

         (f) As soon as practicable, but not later than fourteen months after the Closing Date, the Seller will cause the Trust to make generally available to holders of the Offered Notes an earnings statement of the Trust covering a period of at least twelve months beginning after the Closing Date that will satisfy the provisions of Section 11(a) of the Act.

         (g) The Seller will arrange for the qualification of the Offered Notes for sale under the laws of such jurisdictions in the United States as you may reasonably designate and will continue such qualifications in effect so long as required for the distribution.

         (h) For a period from the date of this Agreement until the retirement of the Offered Notes or until such time as the Underwriters shall cease to maintain a secondary market in the Offered Notes, whichever occurs first, the Seller will deliver to you the annual statements of compliance, annual assessment of compliance with servicing criteria, accountants' attestations in respect of such assessments, and the annual independent certified public accountants' reports furnished to the Indenture Trustee or the Owner Trustee pursuant to the Sale and Servicing



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

Agreement, as soon as such statements and reports are furnished to the Indenture Trustee or the Owner Trustee.

         (i) So long as any of the Offered Notes is outstanding, the Seller will furnish to you (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to holders of the Offered Notes or filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Seller filed with any government or regulatory authority that is otherwise publicly available, as you may reasonably request.

         (j) On or before the Closing Date, DCFS shall cause its computer records relating to the Receivables to be marked to show the Trust's absolute ownership of the Receivables and, from and after the Closing Date, DCFS shall not take any action inconsistent with the Trust's ownership of such Receivables, other than as permitted by the Sale and Servicing Agreement.

         (k) To the extent, if any, that the ratings provided with respect to the Offered Notes by the rating agency or agencies that initially rate the Offered Notes are conditional upon the furnishing of documents or the taking of any other actions by the Seller, the Seller shall furnish such documents and take any such other actions.

         (l) For the period beginning on the date of this Agreement and ending on the Closing Date, unless waived by the Underwriters, neither the Seller nor any trust originated, directly or indirectly, by the Seller will offer to sell or sell notes (other than the Notes) collateralized by, or certificates evidencing an ownership interest in, receivables generated pursuant to retail automobile or light duty truck installment sale contracts in such a manner as would constitute a public offering to persons in the United States.

         7. Payment of Expenses. The Seller will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation of this Agreement, (iii) the preparation, issuance and delivery of the Offered Notes to the Underwriters,
(iv) the fees and disbursements of the Seller's counsel and accountants, (v) the qualification of the Offered Notes under securities laws in accordance with the provisions of Section 6(f), including filing fees and the fees and disbursements of counsel for you in connection therewith and in connection with the preparation of any blue sky or legal investment survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto and of the Preliminary Prospectus and the Prospectus, (vii) the printing and delivery to the Underwriters of copies of any blue sky or legal investment survey prepared in connection with the Offered Notes, (viii) any fees charged by rating agencies for the rating of the Notes, (ix) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., (x) the fees and expenses of Sidley Austin LLP in its role as counsel to the Trust incurred as a result of providing the opinions required by Section 8(f) and the second sentence of Section 8(g) hereof and (xi) the costs and expenses (including any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Offered Notes made by an Underwriter caused by a breach of the representation contained in the third paragraph of Section 2(c) hereof.

         8. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for the Offered Notes will be subject to the accuracy of the representations and warranties on the part of the Seller herein, to the accuracy of the statements of officers of the Seller made pursuant to the provisions hereof, to the performance by the Seller of its obligations hereunder and to the following additional conditions precedent:

         (a) Each of the Preliminary Prospectus and the Prospectus shall have been filed with the Commission in the manner and within the applicable time period required by Rule 424(b) without reliance on Rule 424(b)(8) and in accordance with Section 6(b) hereof, and as of the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller or you, shall be contemplated by the Commission or by any authority administering any state securities or blue sky law.

         (b) On or prior to the Closing Date, you shall have received a letter, dated as of the Closing Date, of KPMG LLP, certified public accountants, substantially in the form of the drafts to which you have previously agreed and otherwise in form and substance satisfactory to you and your counsel.

         (c) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto) and the Prospectus (exclusive of any supplement thereto), there shall not have occurred (i) any change or any development involving a prospective change in or affecting particularly the business or properties of the Trust, the Seller, the Company, DaimlerChrysler Corporation or DaimlerChrysler AG which, in the judgment of the Underwriters, materially impairs the investment quality of the Offered Notes or makes it impractical or inadvisable to market the Offered Notes; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (iii) any suspension of trading of any securities of DaimlerChrysler AG, DaimlerChrysler North America Holding Corporation or the Seller on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by federal or New York authorities; (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency or any change in the financial markets if, in the judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity, emergency or any change makes it impractical or inadvisable to



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

proceed with completion of the sale of and payment for the Offered Notes or
(vi) a material disruption has occurred in securities settlement or clearance services in the United States.

         (d) You shall have received an opinion of in-house counsel in the office of the General Counsel of DCFS and the Company, addressed to you and the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to you and your counsel, to the effect that:

             (i) DCFS has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Michigan with full power and authority to own its properties and conduct its business as presently conducted by it, and to enter into and perform its obligations under this Agreement, the Sale and Servicing Agreement, the Purchase Agreement, the Trust Agreement, and the Administration Agreement, and had at all times, and now has, the power, authority and legal right to acquire, own, sell and service the Receivables.

             (ii) The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Michigan with full power and authority to own its properties and conduct its business as presently conducted by it and to enter into and perform its obligations under the Trust Agreement and the Purchase Agreement, and had at all times, and now has, the power, authority and legal right to acquire, own, sell and hold the excess cash flow from the Reserve Account and the Fixed Value Payments.

            (iii) Each of DCFS and the Company is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to qualify or to obtain such licenses or approvals would render any Receivable unenforceable by the Seller, the Owner Trustee or the Indenture Trustee.

             (iv) The direction by the Seller to the Owner Trustee to authenticate the Certificates has been duly authorized by the Seller and, when the Certificates have been duly executed, authenticated and delivered by the Owner Trustee in accordance with the Trust Agreement and delivered, the Certificates will be duly issued and entitled to the benefits and security afforded by the Trust Agreement, subject as to the enforcement of remedies (x) to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (y) to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               (v) The direction by the Seller to the Indenture Trustee to authenticate the Notes has been duly authorized by the Seller and, when the Notes have been duly executed and delivered by the Owner Trustee and when authenticated by the Indenture

         Trustee in accordance with the Indenture and delivered and paid for pursuant to this Agreement, the Notes will be duly issued and entitled to the benefits and security afforded by the Indenture, subject as to the enforcement of remedies (x) to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (y) to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               (vi) The Purchase Agreement, the Trust Agreement, the Sale and Servicing Agreement and the Administration Agreement have been duly authorized, executed and delivered by DCFS, and are legal, valid and binding obligations of DCFS enforceable against DCFS in accordance with their terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

              (vii) This Agreement has been duly authorized, executed and delivered by DCFS.

             (viii) The Purchase Agreement and the Trust Agreement have been duly authorized, executed and delivered by the Company and are the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (ix) Neither the transfer of the Receivables from the Seller to the Trust, nor the assignment of the Owner Trust Estate to the Trust, nor the grant of the security interest in the Collateral to the Indenture Trustee pursuant to the Indenture, nor the execution and delivery of this Agreement, the Purchase Agreement, the Trust Agreement, the Administration Agreement, or the Sale and Servicing Agreement by DCFS, nor the execution and delivery of the Trust Agreement and the Purchase Agreement by the Company, nor the consummation of any transactions contemplated in this Agreement, the Purchase Agreement, the Trust Agreement, the Indenture, the Administration Agreement or the Sale and Servicing Agreement (such agreements, excluding this Agreement, being, collectively, the "Basic Documents"), nor the fulfillment of the terms thereof by DCFS, the Company or the Trust, as the case may be, will conflict with, or result in a material breach, violation or acceleration of, or constitute a default under, any term or provision of the articles of organization or operating agreement of DCFS or the Company, or of any indenture or other material agreement or material instrument to which DCFS or the Company is a party or by which either of them is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to DCFS or the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over either of them.

               (x) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened before any court, administrative agency or other tribunal
         (1) asserting the invalidity of the Trust or any of the Basic Documents, (2) seeking to prevent the consummation of any of the transactions contemplated by any of the Basic Documents or the execution and delivery thereof, (3) that might materially and adversely affect the performance by DCFS of its obligations under, or the validity or enforceability of, this Agreement, the Purchase Agreement, the Trust Agreement, the Sale and Servicing Agreement, or the Administration Agreement, or (4) that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, the Purchase Agreement or the Trust Agreement.

               (xi) To the best knowledge of such counsel and except as set forth in the Prospectus (and any supplement thereto), no default exists and no event has occurred which, with notice, lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any material agreement to which the Seller or the Company is a party or by which either of them is bound, which default has or would have a material adverse effect on the financial condition, earnings, prospects, business or properties of the Seller and its subsidiaries, taken as a whole.

              (xii) Nothing has come to such counsel's attention that would lead such counsel to believe that the representations and warranties of (x) the Company contained in the Purchase Agreement and the Trust Agreement are other than as stated therein or (y) DCFS contained in this Agreement, the Trust Agreement, the Purchase Agreement or the Sale and Servicing Agreement are other than as stated therein.

             (xiii) The Seller is the sole owner of all right, title and interest in, and has good and marketable title to, the Receivables and the other property to be transferred by it to the Trust. The assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trust, pursuant to the Sale and Servicing Agreement, vests in the Trust all interests that are purported to be conveyed thereby, free and clear of any liens, security interests or encumbrances except as specifically permitted pursuant to the Sale and Servicing Agreement or any other Basic Document.

              (xiv) Immediately prior to the transfer of the Receivables to the Trust, the Seller's interest in the Receivables, the security interests in the Financed Vehicles securing the Receivables and the proceeds of each of the foregoing was perfected and constituted a perfected first priority interest therein.

               (xv) The Indenture constitutes a grant by the Trust to the Indenture Trustee of a valid security interest in the Receivables, the security interests in the Financed Vehicles securing the Receivables and the proceeds of each of the foregoing, which security interest will be perfected upon the filing of the UCC-1 financing statements with the Secretary of State of the State of Delaware and will constitute a first priority perfected security interest therein. No filing or other action, other than the filing of the UCC-1 financing statements with the Secretary of State of the State of Delaware referred to above, is necessary to perfect and maintain the interest or the security interest of the Indenture Trustee in the Receivables, the security interests in the Financed Vehicles securing the Receivables and the proceeds of each of the foregoing against third parties.

              (xvi) The Receivables are tangible or electronic chattel paper as defined in the UCC.

             (xvii) The Sale and Servicing Agreement, the Trust Agreement, the Indenture, the Purchase Agreement and the Administration Agreement conform in all material respects with the descriptions thereof contained in the Prospectus (and any supplement thereto).

            (xviii) The statements in the Prospectus under the headings
          "Risk Factors -- Trusts May Not Have a Perfected Security Interest in Certain Financed Vehicles" and "-- Insolvency of the Depositor May Result in Delays, Reductions or Loss of Payments to Securityholders" and "Certain Legal Aspects of the Receivables", to the extent they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects.

              (xix) The statements contained in the Prospectus and any supplement thereto under the headings "Payments on the Securities", "Form of Securities and Transfers" and "Principal Documents", insofar as such statements constitute a summary of the Notes, the Indenture, the Administration Agreement, the Purchase Agreement, the Sale and Servicing Agreement and the Trust Agreement, constitute a fair summary of such documents.

               (xx) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated in the Basic Documents, except such filings with respect to the transfer of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the grant of a security interest in the Collateral to the Indenture Trustee pursuant to the Indenture and such other approvals as have been obtained and filings as have been made.

             (xxi) Such counsel is familiar with the Seller's standard operating procedures relating to the Seller's acquisition of a perfected first priority security interest in the vehicles financed by the Seller pursuant to retail automobile and light duty truck installment sale contracts in the ordinary course of the Seller's business. Assuming that the Seller's standard procedures are followed with respect to the perfection of security interests in the Financed Vehicles (and such counsel has no reason to believe that the Seller has not followed or will not continue to follow its standard procedures in connection with the perfection of security interests in the Financed Vehicles), the Seller has acquired or will acquire a perfected first priority security interest in the Financed Vehicles.

             (xxii) All actions required to be taken and all filings required to be made under the Act and the Exchange Act prior to the sale of the Notes have been duly taken or made. [Neither the Certificates nor [t][T]]he Class A-1 Notes are [not] required to be registered under the Act.

            (xxiii) The Trust Agreement is not required to be qualified under the Trust Indenture Act and the Trust is not required to be registered under the Investment Company Act.

             (xxiv) The Indenture has been duly qualified under the Trust Indenture Act.

              (xxv) The Seller is not, and will not as a result of the offer and sale of the Notes as contemplated in the Prospectus (and any supplement thereto) and this Agreement become, an "investment company" as defined in the Investment Company Act or a company "controlled by" an "investment company" within the meaning of the Investment Company Act.

             (xxvi) To the best of such counsel's knowledge and information, there are no legal or governmental proceedings pending or threatened that are required to be disclosed in the Registration Statement, other than those disclosed therein.

            (xxvii) To the best of such counsel's knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto are correct, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, filed or incorporated by reference.

            (xxviii) The Registration Statement has become effective under the Act, any required filing of the Base Prospectus, any preliminary Base Prospectus, any Preliminary Prospectus Supplement and the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)); and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act, the Exchange Act, the Trust Indenture Act and the Rules and Regulations.

              (xxix) Such counsel shall also state that such counsel has examined the Original Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus and nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement (other than the financial statements and other financial and statistical information contained or incorporated by reference therein or omitted therefrom and the Form T-1, as to which such counsel need not express any view), at the time the Original Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; that the Registration Statement, including the Rule 430B Information (other than the financial statements and other financial and statistical information contained or incorporated by reference therein or omitted therefrom, as to which such counsel need not express any view), at each deemed effective date with respect to the Underwriter pursuant to Rule 430B(F)(2), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus (other than the financial statements and other financial and statistical information contained or incorporated by reference therein or omitted therefrom and the Form T-1, as to which such counsel need express no view), at the date thereof and at the Closing Time, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, nothing has come to such counsel's attention that would lead them to believe that the Preliminary Prospectus (other than the financial statements and other financial and statistical information contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no view), as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

              (xxx) The Trust has been duly formed and is validly existing as a statutory trust and is in good standing under the laws of the State of Delaware, with full power and authority to execute, deliver and perform its obligations under the Sale and Servicing Agreement, the Indenture, the Administration Agreement[,][ and] the Notes [and the Certificates].

             (xxxi) The Indenture, the Sale and Servicing Agreement and the Administration Agreement have been duly authorized and, when duly executed and delivered by the Owner Trustee, will constitute the legal, valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         (e) You shall have received an opinion of in-house counsel in the office of the General Counsel of DCFS and the Company, addressed to you and the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to you and your counsel, to the effect that:

             (i) the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation for Michigan tax purposes; and

             (ii) if the Notes are treated as debt for federal income tax purposes, then for Michigan income and single business tax purposes, the Notes will be characterized as debt.

         (f) You shall have received an opinion addressed to you of Sidley Austin LLP, in its capacity as federal tax counsel to the Trust, to the effect that the statements in the Base Prospectus under the headings "Summary - Tax Status" and "Certain Federal Income Tax Consequences" and in the Prospectus Supplement under the heading "Federal Income Tax Consequences" accurately describe the material federal income tax consequences to holders of the Notes.

         (g) You shall have received an opinion addressed to you of Sidley Austin LLP, in its capacity as special counsel to the Underwriters, dated the Closing Date, with respect to the validity of the Notes and [the Certificates and] such other related matters as you shall require, and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. Sidley Austin LLP, in its capacity as special ERISA counsel to the Trust, shall have delivered an opinion with respect to the characterization of the transfer of the Receivables and to the effect that the statements in the Base Prospectus under the headings "Summary - ERISA Considerations" and "ERISA Considerations", to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

         (h) You shall have received an opinion addressed to you and DCFS of [__________________], counsel to the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to you and your counsel, to the effect that:

               (i) [__________________] [has been legally incorporated under the laws of the State of [____________] and, based upon a certificate of good standing issued by that State, is validly existing as a banking corporation in good standing under the laws of that State][is validly existing as a national banking association in good standing under the laws of the United States of America], and has the requisite entity power and authority to execute and deliver each of the Indenture and the Administration Agreement and to perform its obligations thereunder.

               (ii) With respect to [__________________], the performance of its obligations under each of each of the Indenture and the Administration Agreement and the consummation of the transactions contemplated thereby do not require any consent, approval, authorization or order of, filing with or notice to any United States federal [or State of [_________]] court, agency or other governmental body under any United States federal [or State of [___________]] statute or regulation that in our experience is normally applicable to transactions of the type contemplated by each of the Indenture and the Administration Agreement, except such as may be required under the securities laws of any State of the United States or such as have been obtained, effected or given.

               (iii) With respect to [__________________], the performance of its obligations under each of the Indenture and the Administration Agreement and the consummation of the transactions contemplated thereby will not result in any breach or violation of its certificate of incorporation or bylaws.

               (iv) With respect to [__________________], the performance of its obligations under each of the Indenture and the Administration Agreement and the consummation of the transactions contemplated thereby will not result in any breach or violation of any United States federal [or State of [___________]] statute or regulation that in the experience of such counsel is normally applicable to transactions of the type contemplated by each of the Indenture or the Administration Agreement.

               (v) With respect to [__________________], to the knowledge of such counsel, there is no legal action, suit, proceeding or investigation before any court, agency or other governmental body pending or threatened (by written communication to it of a present intention to initiate such action, suit or proceeding) against it, which, either in one instance or in the aggregate, draws into question the validity of, seeks to prevent the consummation of any of the transactions contemplated by or would impair materially its ability to perform its obligations under any of the Indenture or the Administration Agreement.

               (vi) Each of the Indenture and the Administration Agreement has been duly authorized, executed and delivered by [_____________].

               (vii) Each of the Indenture and the Administration Agreement (to the extent that the laws of the State of New York are designated therein as the governing law thereof), assuming the necessary authorization, execution and delivery thereof by the parties thereto (other than any party as to which we opine to that effect herein) and the enforceability thereof against the other parties thereto, is a valid and legally binding agreement under the laws of the State of New York, enforceable thereunder in accordance with its terms against [__________________].

              (viii) The Notes have been duly authenticated and delivered by the Indenture Trustee in accordance with the Indenture.

         (i) You shall have received an opinion addressed to you and DCFS of [__________________], counsel to the Owner Trustee, dated the Closing Date and satisfactory in form and substance to you and your counsel, to the effect that:

              (i) The Owner Trustee is [duly incorporated and validly existing in good standing as a banking corporation under the laws of the State of Delaware][validly existing as a national banking association in good standing under the laws of the United States of America].

              (ii) The Owner Trustee has the power and authority to execute, deliver and perform its obligations under the Trust Agreement and to consummate the transactions contemplated thereby.

             (iii) The Owner Trustee has duly authorized, executed and delivered the Trust Agreement, and the Trust Agreement constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms.

              (iv) Neither the execution, delivery and performance by the Owner Trustee of the Trust Agreement, nor the consummation of the transactions contemplated thereby, is in violation of the articles of association or bylaws of the Owner Trustee or of any law, governmental rule or regulation of the State of Delaware or of the federal laws of the United States of America governing the trust powers of the Owner Trustee.

               (v) Neither the execution, delivery and performance by the Owner Trustee of the Trust Agreement, nor the consummation of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency under the laws of the State of Delaware or the federal laws of the United States of America governing the trust powers of the Owner Trustee.

               (vi) [The Certificates have been duly executed and delivered by the Owner Trustee as owner trustee and authenticating agent.]

         (j) You shall have received a certificate dated the Closing Date of any of the Chairman of the Board, the President, the Executive Vice President, any Vice President, the Treasurer, any Assistant Treasurer, any Assistant Controller, the principal financial officer or the principal accounting officer of each of the Seller and a member of the Company, in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of DCFS or the Company, as the case may be, contained in the Trust Agreement, the Purchase Agreement and the Sale and Servicing Agreement, as applicable, are true and correct in all material respects; that DCFS or the Company, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date; that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and (ii) since _______, 200___, except as may be disclosed in the Prospectus (and any supplement thereto), no material adverse change or any development involving a prospective material adverse change in or affecting particularly the business or properties of the Trust, DCFS or the Company has occurred.

         (k) You shall have received evidence satisfactory to you that, on or before the Closing Date, UCC-1 financing statements have been or are being filed in the office of the Secretary of State of the States of Michigan and Delaware reflecting the transfer of the interest of the Seller in the Receivables and the proceeds thereof to the Trust and the grant of the security interest by the Trust in the Receivables and the proceeds thereof to the Indenture Trustee.

         (l) The Offered Notes shall have been rated "AAA" by each of Standard & Poor's and Fitch and "Aaa" by Moody's. [The Class B Notes shall have been rated at least ["A"] or its equivalent by each of Standard & Poor's, Fitch and Moody's.]

         (m) The issuance of the Notes [and the Certificates] shall not have resulted in a reduction or withdrawal by any Rating Agency of the current rating of any outstanding securities issued or originated by the Seller or any of its affiliates.

         (n) On the Closing Date, the Certificates shall have been issued to the Company.

         (o) On the Closing Date, the Seller shall have purchased and fully paid for all of the Class A-1 Notes.

         The Seller will provide or cause to be provided to you such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

         9. Indemnification and Contribution.

         (a) The Seller will indemnify and hold each Underwriter harmless against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement (including the Rule 430B Information), the Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Seller will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information relating to any Underwriter furnished to the Seller by such Underwriter through you specifically for use therein.

         (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Seller against any losses, claims, damages or liabilities to which the Seller may become subject, under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement (including the Rule 430B Information), the Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to such Underwriter furnished to the Seller by such Underwriter through you specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Seller in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of the counsel appointed by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Seller on the one hand and the Underwriters on the other from the offering of the Offered Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Seller on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Seller on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Seller bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter (except as may be provided in the agreement among Underwriters relating to the offering of the Offered Notes) shall be required to contribute any amount in excess of the underwriting discount or commission applicable to the Offered Notes purchased by such Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The obligations of the Seller under this Section shall be in addition to any liability the Seller may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any of the Underwriters within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Seller, to each officer of the Seller who has signed the Registration Statement and to each person, if any, who controls the Seller within the meaning of the Act.

         10. Defaults of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase the Offered Notes hereunder on the Closing Date and arrangements satisfactory to the Representative and the Seller for the purchase of such Offered Notes by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Seller, except as provided in Section 12. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         11. No Bankruptcy Petition. Each Underwriter covenants and agrees that, prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by a trust for which the Seller was the depositor which securities were rated by any nationally recognized statistical rating organization, it will not institute against, or join any other Person in instituting against, the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law.

         12. Survival of Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Seller or the Company or any of their officers, and each of the Underwriters set forth in or made pursuant to this Agreement or contained in certificates of officers of the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof made by or on behalf of any Underwriter or the Seller or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the

Offered Notes. If for any reason the purchase of the Offered Notes by the Underwriters is not consummated, the Seller shall remain responsible for the expenses to be paid or reimbursed by the Seller pursuant to Section 7 and the respective obligations of the Seller and the Underwriters pursuant to Section 9 shall remain in effect. If for any reason the purchase of the Offered Notes by the Underwriters is not consummated (other than because of a failure to satisfy the conditions set forth in items (ii), (iv), (v) and (vi) of Section 8(c)), the Seller will reimburse any Underwriter, upon demand, for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Offered Notes. Nothing contained in this Section 12 shall limit the recourse of the Seller against the Underwriters.

         13. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representative at [___________________]; if sent to the Seller, will be mailed, delivered or telegraphed, and confirmed to it at DaimlerChrysler Financial Services Americas LLC, 27777 Inkster Road, Farmington Hills, Michigan 48334, Attention: Assistant Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9 will be mailed, delivered or telegraphed and confirmed to such Underwriter. Any such notice will take effect at the time of receipt.

         14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 9, and no other person will have any right or obligations hereunder.

         15. Representation of Underwriters. You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you will be binding upon all the Underwriters.

         16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         17. Applicable Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement among the Seller and the several Underwriters in accordance with its terms.

                                    Very truly yours,

                                    DAIMLERCHRYSLER FINANCIAL SERVICES
                                    AMERICAS LLC


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:




The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first written above:

[__________________________________],
as Representative of the Several Underwriters



By:
    --------------------------------------------
Name:
Title:

                                                                                                        SCHEDULE I
                                Class A-2 Notes
                                                                                               Principal Amount of
                                                                                                the Class A-2 Notes
                                                                                               -------------------

[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]


                                            Total.......................................................$ [_______]
                                                                                                        ===========


                                Class A-3 Notes
                                                                                               Principal Amount of
                                                                                                the Class A-3 Notes
                                                                                               -------------------

[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]


                                            Total.......................................................$ [_______]
                                                                                                        ===========


                                Class A-4 Notes
                                                                                               Principal Amount of
                                                                                                the Class A-4 Notes
                                                                                               -------------------

[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]


                                            Total.......................................................$ [_______]
                                                                                                        ===========


                                     I-1



                                 Class B Notes
                                                                                               Principal Amount of
                                                                                                the Class B Notes
                                                                                               -------------------

[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]
[________________]......................................................................................$[________]


                                            Total.......................................................$ [_______]




                                     I-2